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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                 AUGUST 4, 2003

                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                      001-14256                13-3869719
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)



                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 4, 2003, Westport Resources Corporation, a Nevada corporation, issued a press release announcing its financial and operating results for the second quarter ended June 30, 2003. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTPORT RESOURCES CORPORATION

Date:  August 4, 2003                 By:    /s/ LON MCCAIN
                                             -------------------------------
                                      Name:  Lon McCain
                                      Title: Vice President, Chief Financial
                                             Officer and Treasurer





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                        EXHIBIT
------                                        -------

99.1*             Press release dated August 4, 2003 entitled "Westport Reports
                  Financial Results and Record Production in Second Quarter
                  2003."

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*Filed herewith.